UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 4, 2019

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 West 36th Street, 7th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CIDM	Nasdaq Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2019, Cinedigm Corp. (the "Company") amended its 2017 Equity Incentive Plan (the "Plan Amendment") to increase the number of shares authorized for issuance thereunder from 2,108,270 to 4,098,270.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to such agreement, which is filed herewith as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)       At the Annual Meeting of Stockholders on December 4, 2019 (the “Annual Meeting”) of the Company, the stockholders of the Company voted on five proposals. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to our Board of Directors.

(b)       Details of the voting are provided below:

Proposal 1:

To elect six (6) members of the Company’s Board of Directors to serve until the 2020 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Christopher J. McGurk	22,791,717	1,925,291	7,029,511
Peter C. Brown	22,211,950	2,505,058	7,029,511
Peng Jin	21,509,604	3,207,404	7,029,511
Patrick W. O’Brien	22,482,670	1,234,338	7,029,511
Zvi M. Rhine	22,496,552	2,220,456	7,029,511
Peixin Xu	21,075,900	3,641,108	7,029,511

Proposal 2:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve by non-binding vote, executive compensation.	22,665,792	1,850,239	200,977	7,029,511

Proposal 3:

	1 Year	2 Years	3 Years	Abstentions
To determine the frequency of future stockholder advisory votes on executive compensation.	21,968,298	1,649,355	477,756	7,633,797

Proposal 4:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve an amendment to the Company's 2017 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder.	24,034,015	679,374	3,619	7,029,511

Proposal 5:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of EisnerAmper LLP as our independent auditors for the fiscal year ending March 31, 2020.	31,614,726	81,550	50,243	N/A

(d)       In accordance with the expressed preference of our stockholders reflected in the non-binding advisory vote for Proposal 3 and the recommendation of the Board of Directors, we have determined that we will include an advisory stockholder vote on executive compensation of our named executive officers in our proxy materials on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than our annual meeting of stockholders in 2025.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the 2017 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.

Dated: December 4, 2019	By:	/s/ Gary S. Loffredo
Gary S. Loffredo Chief Operating Officer, President of Digital Cinema, General Counsel and Secretary